UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2020

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 9.01	Financial Statements and Exhibits.

On April 2, 2020, Simulations Plus, Inc., a California corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “Commission”) regarding the consummation of the acquisition of all the capital stock of Lixoft, a French société par actions simplifiée (“Lixoft”).

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original Form 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K, which provides a more complete description of the acquisition of Lixoft.

(a)          Financial Statements of Business Acquired.

(i)	The audited financial statements of Lixoft, as of December 31, 2019 are filed as Exhibit 99.1 hereto.

(ii)	The unaudited balance sheet of Lixoft as of March 31, 2020 and the unaudited statements of operations for the three months ended March 31, 2020 and 2019 are filed as Exhibit 99.2 hereto.

(iii)	The consent of RSM LLP with respect to the Registration Statement of Simulations Plus, Inc. on Form S-8 (No. 333-219446) is attached as Exhibit 23.1 hereto.

(b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of February 29, 2020, which gives effect to the acquisition of Lixoft, and the unaudited pro forma condensed combined statements of operations for the six months ended February 29, 2020 and the year ended August 31, 2019, which give effect to such acquisition, are attached hereto as Exhibit 99.3 hereto.

(d)         Exhibits

23.1	Consent of RSM LLP.

99.1	The audited financial statements of Lixoft, as of December 31, 2019.

99.2	The unaudited balance sheet of Lixoft as of March 31, 2020 and the unaudited statements of operations for the three months ended March 31, 2020 and 2019.

99.3	The unaudited pro forma condensed combined balance sheet as of February 29, 2020 and the unaudited pro forma condensed combined statements of operations for the six months ended February 29, 2020 and the year ended August 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

By: /s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

Dated: June 16, 2020

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